SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      LEADPOINT CONSOLIDATED MINES COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                         SPECIAL MEETING OF STOCKHOLDERS

                      LEADPOINT CONSOLIDATED MINES COMPANY

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                                 PROXY STATEMENT

                              --------------------

     This proxy statement contains information related to our Special Meeting of stockholders to be held on August 4, 2006, beginning at 4:00 p.m. Central Time at the offices of the Company at 211 West Wall Street, Midland, Texas and at any adjournments or postponements thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Special Meeting, stockholders will vote on the following proposals:

     (1)  To change the  Company's  State of  Incorporation  from  Washington to
          Nevada;

     (2) To amend the Company's Articles of Incorporation to change the Company's name to Point Acquisition Corp; and

     (3) To change the amount of stock the Company is authorized to issue from 500,000 shares of common stock par value $.05 to 100,000,000 shares of common stock par value $.001 and 50,000,000 shares of preferred stock par value $.001

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, June 27, 2006, are entitled to receive notice of the Special Meeting and to vote the shares of common stock they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, June 27, 2006, 5,100,860 shares of our common stock, $.05 par value per share, were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast "FOR" or "AGAINST" any given matter.

     If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote:

     * FOR the Proposal to change the Company's State of Incorporation from the State of Washington to Nevada.

     *    FOR the  Proposal to change the  Company's  name to Point  Acquisition
          Corp

     * FOR the Proposal to change the amount of stock the Company is authorized to issue from 500,000 of common stock shares par value $.05 to 100,000,000 shares of common stock par value $.001 and 50,000,000 shares of preferred stock par value $.001

     There are no other matters other than the proposals set forth above that may be brought before the meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a majority of the votes cast either in person or by proxy at the meeting is required for the approval of each the Proposals.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     A properly executed proxy marked "ABSTAIN" will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the vote;

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

     The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is July 13, 2006. Our corporate headquarters are located at 211 West Wall Street Midland, Texas 79701 and our telephone number there is (432) 682-1761. A list of stockholders entitled to vote at the Special Meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

                                 PROPOSAL NO. 1

               TO CHANGE THE CORPORATION'S STATE OF INCORPORATION
                            FROM WASHINGTON TO NEVADA

                                     GENERAL

     The Board of Directors of the Company and the principal stockholder of the Company have approved a proposal to change the Company's State of Incorporation from Washington to Nevada.

                   REASON FOR CHANGE OF STATE OF INCORPORATION

     The purpose of the change of State of Incorporation from Washington to Nevada is because management believes that the corporate law of the State of Nevada will be more beneficial to the operation of the business of the Corporation and will enable the Company to more effectively pursue its business opportunities.

                                 PROPOSAL NO. 2

                         TO CHANGE THE COMPANY'S NAME TO
                          POINT ACQUISITION CORPORATION

     The Board of Directors of the Company and the principal stockholder of the Company have approved the proposal to change the Company's name to Point Acquisition Corporation.

                   REASON FOR CHANGE OF THE COMPANY'S NAME TO
                          POINT ACQUISITION CORPORATION

     Since the Company is no longer in the mining business and its purpose is now to seek a viable candidate for a reverse merger or other business combination, Management believes the change of name will more accurately reflect the Company's business purpose. PROPOSAL NO. 3

      TO CHANGE THE AMOUNT OF STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM
                500,000 SHARES OF COMMON STOCK PAR VALUE $.05 TO
             100,000,000 SHARES OF COMMON STOCK PAR VALUE $.001 AND
                500,000 SHARES OF PREFERRED STOCK PAR VALUE $.001

     The Board of Directors of the Company and the principal shareholders of the Company have approved the proposed change the amount of stock the Company is authorized to issue. Management has no present intention to issue any shares of preferred stock.

                     REASON FOR CHANGE IN AUTHORIZED CAPITAL

     Management believes that change of the authorized capital of the Company will make it more attractive to possible reverse merger or business combination candidates.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 27, 2006 the stock ownership of (i) each officer and director of the Company, (ii) all officers and directors as a group, and (iii) each shareholder known by the Company to be a beneficial owner of 5% or more of the Company's Common Stock . At June 30, 2006, there were 5,100,860 shares of Company Common Stock issued and outstanding.

                                         Number of Shares         Percent of
   Name and Address                     Owned Beneficially        Class Owned
   ----------------                     ------------------        -----------
Glenn A. Little                              3,410,000               66.85%
211 West Wall Street
Midland, Texas 79701

All Officers and Directors (1 Person)        3,410,000               66.85%

                         EXCHANGE OF STOCK CERTIFICATES

     There is no mandatory exchange of stock certificate.

     After the Effective Date of the reincorporation to Nevada each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, unless surrendered and exchanged which may be done at the shareholder's option but which is not required, be deemed, for all corporate purposes, to evidence ownership of shares of the Nevada Corporation.

TRANSFER AGENT

     The transfer agent for the common stock is PacWest Transfer, LLC., 30 Main Street, 2nd Floor, Washington, VA 22747.

ADDITIONAL AVAILABLE INFORMATION

     We are not subject to the information and reporting requirements of the Securities Exchange Act of 1934 and according do not file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. If you require additional information you may write or call the Company at 211 West Wall Street, Midland, Texas 79701, (432) 682-1761.

OTHER MATTERS

     No other matters will be brought before the meeting

     Whether you intend to be present at the Special Meeting or not, we urge you to return your signed proxy card promptly.

July 13, 2006

                       By Order of the Board of Directors


                         /s/ Glenn A. Little, President

                 SPECIAL MEETING OF STOCKHOLDERS -August 4, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of Leadpoint Consolidated Mines (the "Company"), hereby revoking any proxy heretofore given, does hereby appoints Glenn A. Little, proxy with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders of the Company to be held on August 4, 2006, at 211 West Wall Street, Midland, Texas at 4:00 p.m., Central Time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock ("Common Stock"), $.05 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated July 13, 2006 receipt of which, together with the Notice of Annual Meeting is hereby acknowledged, as follows:

     The Board of Directors recommends a vote FOR the following proposal

1. To change the Company's of State of Incorporation from Washington State to Nevada

     [ ] For                  [ ] Against                 [ ] Abstain

2. To amend the Company's Articles of Incorporation to change the Company's name to Point Acquisition Corporation

     [ ] For                  [ ] Against                 [ ] Abstain

3. To increase the amount of stock the Company's authorized to issue from 500,000 shares of common stock par value $.05 to 100,000,000 shares of common stock par value $.001 in 500,000 shares of preferred stock par value $.001

     [ ] For                  [ ] Against                 [ ] Abstain


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.
           IF NO DIRECTION IS GIVEN IT WILL BE VOTED FOR EACH PROPOSAL


                                      DATED: July __,  2006



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                                      SIGNATURE(S)


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Please sign  exactly as your shares are  registered.  For joint  accounts,  each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.